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                                                              EXHIBIT 23.(A)


                         CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 31, 2001 appearing on page F-2 of Anchor National Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.



         PricewaterhouseCoopers LLP
         Los Angeles, California
         September 28, 2001